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                                                                Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form 10/A) of Horizon Group Properties, Inc. of our report dated April 3, 1998 with respect to the combined financial statements and schedule of Horizon Group Properties, Inc., included in the Registration Statement (Form S-4 No. 333-51285) of Sky Merger Corp. and the related Joint Proxy Statement/Prospectus/Information Statement filed with the Securities and Exchange Commission.



Chicago, Illinois
May 29, 1998